EFH Bankruptcy Proceedings and Sempra Acquisition	12 Months Ended
Dec. 31, 2018
EFH Bankruptcy Proceedings and Sempra Acquisition [Abstract]
EFH BANKRUPTCY PROCEEDINGS AND SEMPRA ACQUISITION

2.    EFH BANKRUPTCY PROCEEDINGS AND SEMPRA ACQUISITION

In April 2014, EFH Corp. and the substantial majority of its direct and indirect subsidiaries at the time, including EFIH, EFCH and TCEH, commenced proceedings under Chapter 11 of the U.S. Bankruptcy Code. The Oncor Ring-Fenced Entities were not parties to the EFH Bankruptcy Proceedings.  In 2016, pursuant to a plan of reorganization confirmed by the bankruptcy court, the TCEH Debtors exited bankruptcy pursuant to the Vistra Spin-Off.   As a result of the Vistra Spin-Off, Vistra and its subsidiaries, including Luminant and TXU Energy, ceased to be related parties of ours as of October 3, 2016.  See Note 12 for details of Oncor’s related-party transactions with members of the Texas Holdings Group.  In connection with the plans of reorganization in the EFH Bankruptcy Proceedings, on March 9, 2018, the Sempra Acquisition occurred and Sempra acquired the 80.03% of Oncor’s membership interests owned indirectly by EFH Corp. and EFIH as discussed in further detail below. Prior to consummation of the Sempra Acquisition, EFH Corp. had filed and confirmed other plans of reorganization and entered into various merger agreements with other parties  in connection with the EFH Bankruptcy Proceedings that contemplated the transfer of its indirect ownership interest in Oncor, but those agreements were terminated and the contemplated transactions failed to close.

Sempra Acquisition

In August 2017, EFH Corp. and EFIH entered into an Agreement and Plan of Merger (Sempra Merger Agreement) with Sempra and one of its wholly-owned subsidiaries (collectively, the Sempra Parties) that contemplated the Sempra Parties acquiring the ownership interests in Oncor that were indirectly held by EFH Corp.  The Sempra Acquisition closed on March 9, 2018 after obtaining the approval of the bankruptcy court in the EFH Bankruptcy Proceedings, the Federal Communications Commission and the PUCT.  As a result of the Sempra Acquisition, EFH Corp. merged with an indirect subsidiary of Sempra, with EFH Corp. (renamed STH) continuing as the surviving company and an indirect, wholly-owned subsidiary of Sempra.  The Sempra Merger Agreement did not impose any conditions on the EFH Debtors regarding Texas Transmission’s minority interest in Oncor. Accordingly, the Sempra Merger Agreement provided for the acquisition by Sempra of the 80.03% of Oncor’s membership interests owned indirectly by EFH Corp. and EFIH.  In accordance with the Sempra Merger Agreement, Sempra paid cash consideration of approximately $9.45 billion to acquire the indirect 80.03% outstanding membership interest in Oncor.  In addition, in a separate transaction, Oncor Holdings acquired 0.22% of the outstanding membership interests in Oncor from Investment LLC.  After the Sempra Acquisition, Texas Transmission continued to own 19.75% of Oncor’s outstanding membership interests.

Pursuant to the terms of the Sempra Merger Agreement, in October 2017, Oncor and Sempra filed in PUCT Docket No 47675 a joint application with the PUCT seeking certain regulatory approvals with respect to the transactions contemplated by the amended joint plan of reorganization filed in September 2017 by the EFH Debtors (Sempra Plan). At its open meeting on March 8, 2018, the PUCT approved a final order adopting a settlement stipulation allowing the Sempra Acquisition to proceed.  For more information regarding the Sempra Settlement Stipulation and the proceedings in PUCT Docket No. 47675, see “Sempra PUCT Proceedings” below.

In connection with the closing of the Sempra Acquisition, Oncor’s Limited Liability Company Agreement was amended and restated in its entirety on March 9, 2018. The Limited Liability Company Agreement, among other things, provides for the management of Oncor by a board of directors consisting of 13 members, including seven “disinterested directors” (as defined in the Limited Liability Company Agreement), two directors designated indirectly by Sempra, two directors designated by Texas Transmission (subject to certain conditions) and two directors that are current or former officers of Oncor.

Management Equity Purchase

On March 9, 2018, Oncor entered into an Interest Transfer Agreement (OMI Agreement) with Investment LLC, Oncor Holdings and Sempra. Pursuant to the 2008 Equity Interests Plan for Key Employees of Oncor Electric Delivery Company LLC and its affiliates, certain members of Oncor’s management, including Oncor’s executive officers and disinterested directors on Oncor’s board of directors, were granted the opportunity to purchase Class B equity interests (Class B Interests) in Investment LLC, an entity whose only assets consist of equity interests in Oncor. Investment LLC held 1,396,008 of the outstanding limited liability company interests in Oncor (the OMI Interests), which represented 0.22% of the outstanding membership interests in Oncor.

Pursuant to the OMI Agreement, concurrent with the closing of the Sempra Acquisition, Investment LLC transferred to Oncor Holdings all of the OMI Interests in exchange for $26 million in cash, which represents approximately $18.60 for each OMI Interest.

PUCT Matters Related to Sempra Acquisition

Pursuant to the terms of the Sempra Merger Agreement, in October 2017 Oncor and Sempra filed in PUCT Docket No. 47675 a joint application with the PUCT seeking certain regulatory approvals with respect to the Sempra Plan.  In December 2017, Oncor and Sempra entered into a stipulation with the Staff of the PUCT, the Office of Public Utility Counsel, the Steering Committee of Cities Served by Oncor and the Texas Industrial Energy Consumers reflecting the parties’ settlement of all issues in the PUCT proceeding regarding the joint application. On January 5, 2018, Oncor, Sempra and the Staff of the PUCT made a joint filing with the PUCT requesting that the PUCT approve the acquisition, consistent with the governance, regulatory and operating commitments in a revised stipulation joined by two additional parties. On January 23, 2018, Oncor and Sempra filed an additional revision to the revised stipulation (Sempra Settlement Stipulation) and announced that two more parties had joined in the Sempra Settlement Stipulation. On February 2, 2018, Oncor and Sempra announced that all of the intervenors in PUCT Docket No. 47675 had signed on to the Sempra Settlement Stipulation. At its February 15, 2018 open meeting, the PUCT directed PUCT Staff to prepare an order based on the Sempra Settlement Stipulation for consideration by the PUCT at its open meeting on March 8, 2018. At the open meeting, the PUCT approved the final order.

The parties to the Sempra Settlement Stipulation agreed that Sempra’s acquisition of EFH Corp. was in the public interest and would bring substantial benefits.  The Sempra Settlement Stipulation requested that the PUCT approve the Sempra Acquisition.  The joint application filed with the PUCT, the Sempra Settlement Stipulation and the Sempra Order outline certain ring-fencing measures, governance mechanisms and restrictions that apply after the Sempra Acquisition. As a result of these ring-fencing measures, Sempra does not control Oncor, and the ring-fencing measures limit Sempra’s ability to direct the management, policies and operations of Oncor, including the deployment or disposition of Oncor’s assets, declarations of dividends, strategic planning and other important corporate issues and actions. These limitations include limited representation on the board of directors of Oncor.

Pursuant to the Sempra Order, following the consummation of the Sempra Acquisition, the board of directors of Oncor is required to consist of thirteen members and be constituted as follows:

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seven members, which we refer to as disinterested directors, who (i) shall be independent directors in all material respects under the rules of the New York Stock Exchange in relation to Sempra or its subsidiaries and affiliated entities and any entity with a direct or indirect ownership interest in Oncor or Oncor Holdings, and (ii) shall have no material relationship with Sempra or its subsidiaries or affiliated entities or any entity with a direct or indirect ownership interest in Oncor or Oncor Holdings, currently or within the previous ten years;

•	two members shall be designated by Sempra (through Oncor Holdings);
•	two members shall be appointed by Texas Transmission; and
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two members shall be current or former officers of Oncor (the Oncor Officer Directors), initially Robert S. Shapard and E. Allen Nye, Jr., who are the Chairman of the Board and Chief Executive, respectively.

In order for a current or former officer of Oncor to be eligible to serve as an Oncor Officer Director, the officer cannot have worked for Sempra or any of its affiliates (excluding Oncor Holdings and Oncor) or any other entity with a direct or indirect ownership interest in Oncor or Oncor Holdings in the ten-year period prior to the officer being employed by Oncor.  Oncor Holdings, at the direction of STIH, has the right to nominate and/or seek the removal of the Oncor Officer Directors, subject to approval by a majority of the Oncor board of directors.  STIH is a wholly-owned indirect subsidiary of, and controlled by, Sempra following the Sempra Acquisition.

In addition, the Sempra Order provides that Oncor’s board cannot be overruled by the board of Sempra or any of its subsidiaries on dividend policy, the issuance of dividends or other distributions (except for contractual tax payments), debt issuance, capital expenditures, operation and maintenance expenditures, management and service fees, and appointment or removal of board members, provided that certain actions may also require the additional approval of the Oncor Holdings board of directors. The Sempra Order also provides that any changes to the size, composition, structure or rights of the board must first be approved by the PUCT. In addition, if Sempra acquires Texas Transmission’s interest in Oncor, the two board positions on Oncor’s board of directors that Texas Transmission is entitled to appoint will be eliminated and the size of Oncor’s board of directors will be reduced by two.

Additional regulatory commitments, governance mechanisms and restrictions provided in the Sempra Order include, among others:

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A majority of the disinterested directors of Oncor must approve any annual or multi-year budget if the aggregate amount of capital expenditures or operating and maintenance expenditures in such budget is more than a 10% increase or decrease from the corresponding amounts of such expenditures in the budget for the preceding fiscal year or multi-year period, as applicable;

•	Oncor will make minimum aggregate capital expenditures equal to at least $7.5 billion over the period from January 1, 2018 through December 31, 2022 (subject to certain possible adjustments);

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Sempra was required to make, within 60 days after the Sempra Acquisition, its proportionate share of the aggregate equity investment in Oncor in an amount necessary for Oncor to achieve a capital structure consisting of 57.5% long-term debt to 42.5% equity, as calculated for regulatory purposes, and pursuant to that requirement  Sempra contributed $117 million in cash commensurate with its ownership interest to Oncor on April 23, 2018, as discussed in further detail in Note 9;

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Oncor may not pay any dividends or make any other distributions (except for contractual tax payments) if a majority of its disinterested directors determines that it is in the best interests of Oncor to retain such amounts to meet expected future requirements;

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At all times, Oncor will remain in compliance with the debt-to-equity ratio established by the PUCT from time to time for ratemaking purposes, and Oncor will not pay dividends or other distributions (except for contractual tax payments), if that payment would cause its debt-to-equity ratio to exceed the debt-to-equity ratio approved by the PUCT;

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If the credit rating on Oncor’s senior secured debt by any of the three major rating agencies falls below BBB (or the equivalent), Oncor will suspend dividends and other distributions (except for contractual tax payments), unless otherwise allowed by the PUCT;

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Without the prior approval of the PUCT, neither Sempra nor any of its affiliates (excluding Oncor) will incur, guaranty or pledge assets in respect of any indebtedness that is dependent on the revenues of Oncor in more than a proportionate degree than the other revenues of Sempra or on the stock of Oncor, and there will be no debt at STH or STIH at any time following the closing of the Sempra Acquisition;

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Neither Oncor nor Oncor Holdings will lend money to or borrow money from Sempra or any of its affiliates (other than Oncor subsidiaries), or any entity with a direct or indirect ownership interest in Oncor or Oncor Holdings, and neither Oncor nor Oncor Holdings will share credit facilities with Sempra or any of its affiliates (other than Oncor subsidiaries), or any entity with a direct or indirect ownership interest in Oncor or Oncor Holdings;

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Oncor will not seek recovery in rates of any expenses or liabilities related to EFH Corp.’s bankruptcy, or (1) any tax liabilities resulting from the Vistra Spin-Off, (2) any asbestos claims relating to non-Oncor operations of EFH Corp. or (3) any make-whole claims by holders of debt securities issued by EFH Corp. or EFIH, and Sempra was required to file with the PUCT a plan providing for the extinguishment of the liabilities described in items (1) through (3) above, which protects Oncor from any harm (which plan was filed with the PUCT on April 6, 2018 in PUCT Docket No. 48119);

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There must be maintained certain “separateness measures” that reinforce the financial separation of Oncor from STH and STH’s owners, including a requirement that dealings between Oncor, Oncor Holdings and their subsidiaries with Sempra, any of Sempra’s other affiliates or any entity with a direct or indirect ownership interest in Oncor or Oncor Holdings, must be on an arm’s-length basis, limitations on affiliate transactions, separate recordkeeping requirements and a prohibition on pledging Oncor assets or stock for any entity other than Oncor;

•	No transaction costs or transition costs related to the Sempra Acquisition (excluding Oncor employee time) will be borne by Oncor’s customers nor included in Oncor’s rates;

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Sempra will continue to hold indirectly at least 51% of the ownership interests in Oncor and Oncor Holdings for at least five years following the closing of the Sempra Acquisition, unless otherwise specifically authorized by the PUCT; and

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Oncor will provide bill credits to electric delivery rates for ultimate credits to customers in an amount equal to 90% of any interest rate savings achieved due to any improvement in its credit ratings or market spreads compared to those as of June 30, 2017 until final rates are set in the next Oncor base rate case filed after PUCT Docket No. 46957 (except that savings will not be included in credits if already realized in rates); and one year after the Sempra Acquisition, Oncor will provide bill credits to electric delivery rates for inclusion in customer bills equal to 90% of any synergy savings until final rates are set in the next Oncor base rate proceeding after the 2017 rate review (PUCT Docket No. 46957), at which time any total synergy savings shall be reflected in Oncor’s rates.  On September 7, 2018, Oncor filed its first semi-annual interest rate savings compliance report with the PUCT and began accruing a bill credit upon the issuance of its new senior secured notes in August 2018.